                            EXHIBIT 24 TO FORM 10-K

                        UNITED MISSOURI BANCSHARES, INC.
                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Malcolm M. Aslin, David D. Miller and Gary L. Lasche his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his name, place and stead, in any an all capacities, to file this report the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

         SIGNATURE AND NAME                           CAPACITY                        DATE
- ------------------------------------   --------------------------------------   ----------------
          /s/ MALCOLM M. ASLIN         President; Director                     January 20, 1994
- -----------------------------------
          Malcolm M. Aslin

                                       Director
- -----------------------------------
       Paul D. Bartlett, Jr.

            /s/ THOMAS E. BEAL         Director                                January 20, 1994
- -----------------------------------
           Thomas E. Beal

              /s/ H. ALAN BELL         Director                                January 20, 1994
- -----------------------------------
            H. Alan Bell

                                       Director
- -----------------------------------
       David R. Bradley, Jr.

         /s/ NEWTON A. CAMPBELL        Director                                January 20, 1994
- -----------------------------------
         Newton A. Campbell

                                       Director
- -----------------------------------
           Thom R. Cooper

      /s/ WILLIAM TERRY FULDNER        Director                                January 20, 1994
- -----------------------------------
       William Terry Fuldner

          /s/ CHARLES A. GARNEY        Director                                January 20, 1994
- -----------------------------------
         Charles A. Garney

          /s/ PETER J. GENOVESE        Director; Vice Chairman of the Board    January 20, 1994
- -----------------------------------
         Peter J. Genovese

       /s/ C.N. HOFFMAN, JR.          Director                                 January 20, 1994
- -----------------------------------
         C.N. Hoffman, Jr.

         SIGNATURE AND NAME                           CAPACITY                        DATE
- ------------------------------------   --------------------------------------   ----------------
        /s/ ALEXANDER C. KEMPER        Director                                 January 20, 1994
- ------------------------------------
        Alexander C. Kemper

           /s/ R. CROSBY KEMPER        Director; Chairman of the Board;         January 20, 1994
- ------------------------------------   Chief Executive Officer
          R. Crosby Kemper

        /s/ R. CROSBY KEMPER III       Director                                 January 20, 1994
- ------------------------------------
        R. Crosby Kemper III

       /s/ DANIEL N. LEAGUE, JR.       Director                                 January 20, 1994
- ------------------------------------
       Daniel N. League, Jr.

         /s/ WILLIAM J. MCKENNA        Director                                 January 20, 1994
- ------------------------------------
         William J. McKenna

              /s/ ROY E. MAYES         Director                                 January 20, 1994
- ------------------------------------
            Roy E. Mayes

        /s/ JOHN H. MIZE, JR.          Director                                 January 20, 1994
- ------------------------------------
         John H. Mize, Jr.

          /s/ MARY LYNN OLIVER         Director                                 January 20, 1994
- ------------------------------------
          Mary Lynn Oliver

             /s/ W.L. ORSCHELN         Director                                 January 20, 1994
- ------------------------------------
           W.L. Orscheln

            /s/ ALAN W. ROLLEY         Director                                 January 20, 1994
- ------------------------------------
           Alan W. Rolley

         /s/ JOSEPH F. RUYSSER         Director                                 January 20, 1994
- ------------------------------------
         Joseph F. Ruysser

                                       Director
- ------------------------------------
         Thomas D. Sanders

                                       Director
- ------------------------------------
        Herman R. Sutherland

                                       Executive Vice President and Treasurer
- ------------------------------------   (Principal Financial and Accounting
         William M. Teiwes             Officer)


        /s/ E. JACK WEBSTER, JR.       Director                                 January 20, 1994
- ------------------------------------
        E. Jack Webster, Jr.

           /s/ JOHN E. WILLIAMS        Director                                 January 20, 1994
- ------------------------------------
          John E. Williams